EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

            STOCK PURCHASE AGREEMENT, dated as of March 31, 2001, between FRANKLIN ELECTRONIC PUBLISHERS, INC., a Pennsylvania corporation ("Franklin"), and JAMES H. SIMONS (the "Buyer").

                              W I T N E S S E T H:

            WHEREAS, Franklin is authorized to issue and Franklin desires to sell to the Buyer an aggregate of 3,500 shares (the "Shares") of Franklin's Series A 10% Convertible Preferred Stock, having a par value of $2.50 per share (the Series A Preferred Stock"), and the Buyer desires to purchase the Shares from Franklin, all on the terms set forth herein.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

      1.    Sale and Purchase of the Shares.

            Franklin hereby issues and sells the Shares to the Buyer, free and clear of all pledges, liens, charges, encumbrances, security interests, equities, claims, and rights of others of whatever nature ("Liens"), and the Buyer hereby purchases the Shares from Franklin, for an aggregate purchase price of $3,500,000 (the "Purchase Price").

      2.    Payment for and Delivery of the Shares.

               (a) The Purchase Price is being paid concurrent with the execution of this Agreement by wire transfer to an account of Franklin.

               (b) Upon confirmation of the receipt by Franklin of the Purchase Price, Franklin shall deliver to the Buyer a certificate representing the Shares.

      3.    Representations and Warranties of Franklin.

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            Franklin represents and warrants to the Buyer as follows:

            (a) Corporate Existence. Franklin is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania.

            (b) Preferred Stock. Upon issuance and delivery to the Buyer pursuant to this Agreement, the Shares will be validly issued, fully paid, nonassessable, free and clear of all Liens.

            (c) Valid and Binding. The execution, delivery and performance of this Agreement and the consummation by Franklin of the transactions contemplated hereby are within Franklin's corporate powers and have been duly authorized by all necessary corporate action. This Agreement constitutes the legal, valid and binding obligation of Franklin, enforceable against Franklin in accordance with its terms.

      4. Representations and Warranties of the Buyer. The Buyer represents and warrants to Franklin as follows:

            (a) Valid and Binding. This Agreement constitutes the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.

            (b) Investment Representations. The Buyer is purchasing the Shares for his own account without a view to any distribution thereof in violation of the Securities Act of 1933 (the "Securities Act"). The Buyer represents that he
(i) is an "accredited investor," as that term is defined in Rule 501 under the Securities Act; (ii) has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Shares or any part thereof; (iii) has sufficient knowledge and experience in business matters to evaluate the merits and risks of the investment; (iv) has adequate means of providing for his current needs and possible contingencies; and (v) has no need for liquidity of his investment and would be able


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to bear the economic risk of a complete loss of his investment hereunder. The
Buyer acknowledges that the issuance of the Shares has not been registered by Franklin under the Securities Act and agrees that the Shares may only be transferred if such transfer is registered under the Securities Act or is effected pursuant to an exemption from such registration requirements. The Buyer agrees that the following legend may be placed on any certificate evidencing the
Shares:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE, OFFER TO SELL OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 WITH RESPECT TO SUCH SHARES IS THEN IN EFFECT, OR, IN THE OPINION OF COUNSEL FOR THE CORPORATION, AN EXEMPTION FROM THE REGISTRATION REQUIREMENT OF SUCH ACT IS THEN IN FACT APPLICABLE TO SUCH SHARES OR A NO ACTION LETTER, OR ITS EQUIVALENT, SHALL HAVE BEEN ISSUED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION."

      5.    Miscellaneous.

            (a) All agreements, representations and warranties made herein shall survive delivery of or any payment for the Shares and the consummation of the transactions contemplated herein.

            (b) This Agreement sets forth the entire understanding between Franklin and the Buyer relating to the purchase of the Shares hereunder. This Agreement shall be binding upon and shall inure to the benefit of Franklin, the Buyer and their respective successors and assigns. This Agreement cannot be modified, changed, discharged or terminated except by an instrument in writing signed by the party sought to be charged.

            (c) This Agreement and all of the terms, conditions and provisions hereof shall be governed by, and shall be construed and interpreted in accordance with, the laws of the


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State of New York applicable to contracts made and wholly to be performed therein by residents thereof.

            (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    FRANKLIN ELECTRONIC PUBLISHERS, INC.


                                     By:  /s/ Gregory J. Winsky
                                        ------------------------------------
                                         Name:  Gregory J. Winsky
                                         Title: Executive Vice President


                                         /s/ James H. Simons
                                     ---------------------------------------
                                        James H. Simons

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